EXHIBIT 10.63

                FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
             BETWEEN THE REGISTRANT AND RICHARD W. PERSHING
                       DATED AS OF APRIL 1, 1998


     This First Amendment to Employment Agreement is entered into as of April 1, 1998 by and between DATRON SYSTEMS INCORPORATED, a
Delaware corporation (the "Company") and RICHARD W. PERSHING (the
"Employee").

                               RECITALS

     The Company and Employee are parties to an Employment Agreement dated as of May 1, 1990, which they desire to amend as provided herein.

     NOW THEREFORE, the parties agree as follows:

     1. Duties. Section 1 of the Agreement is amended to read as follows:

          "Employee is employed by Company in the position of Assistant to the President for the term set forth in Section 5.
Employee shall work at Company's office located at 75-572 Debby Lane, Indian Wells, California. Employee shall perform such duties as may be reasonably designated by Company."

     2. Compensation. Section 3 of the Agreement is amended to read as follows:

          "During the term of the Agreement, Company shall pay
Employee a salary at the annual rate then in effect in equal installments on a weekly basis; provided however, that the annual rate will not be less than $12,000."

     3.   Termination.  Section 5, Subsections (a) and (c) of the
Agreement are amended to read as follows:

          At the end of Subsection (a) insert the following paragraph:

          "If Employee's employment is terminated by the Company under
Section 5(a), the annual rate specified in Section 3 shall increase to $150,000 effective upon delivery of notice of termination.

          Subsection (c) is amended to read:

          "If Employee dies, Company shall continue to pay Employee's salary and continue Employee's benefits for six months following the date of death."

     4. Continuation of Terms. In all other respects the provisions of the Agreement shall continue to be effective.

                    DATRON SYSTEMS INCORPORATED


                    By:  /s/  DAVID A. DERBY, President


/s/  RICHARD W.  PERSHING